Exhibit 10.1

Agreement No. 31050000G

Amended and Restated No‑Notice Storage and Transportation Delivery Service Agreement
Rate Schedule NNT‑1

between

Colorado Interstate Gas Company, L.L.C.

and

Public Service Company of Colorado, a Colorado corporation
(Shipper)

Dated: October 1, 2001, amended and restated as of: May 1, 2012

Amended and Restated No-Notice Storage and Transportation
Delivery Service Agreement (“Agreement”)
Rate Schedule NNT-1
Dated: October 1, 2001, amended and restated as of: May 1, 2012

The Parties identified below, in consideration of their mutual promises, agree as follows:

1.	Transporter: COLORADO INTERSTATE GAS COMPANY, L.L.C.

2.	Shipper: Public service company of colorado, a Colorado corporation

3.
Applicable Tariff: Transporter's FERC Gas Tariff, Second Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff"). Capitalized terms used in this Agreement and not defined elsewhere have the meanings given to them in the Tariff.

4.
Changes in Rates and Terms: Transporter shall have the right to propose to the FERC changes in its rates and terms of service and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5.
Transportation Service: Transportation Service at and between Point of Withdrawal and Primary Point(s) of Delivery shall be on a firm basis. Delivery of quantities at Secondary Point(s) shall be in accordance with the Tariff.

6.
Delivery: Transporter agrees to transport and deliver Delivery Quantities to Shipper (or for Shipper's account) at the Point(s) of Delivery identified in the attached Exhibit A. Minimum and maximum delivery pressures, as applicable, are listed on Exhibit A.

7.
Rates and Surcharges: As set forth in Exhibit B. Transporter and Shipper may also agree to a discount using one of the discount types described in Section 4.16 of the General Terms and Conditions of the Tariff.

8.	For the period May 1, 2012 through March 31, 2016.
Maximum Delivery Quantity ("MDQ"): 637,144 Dth per Day.
Maximum Available Capacity ("MAC"): 21,352,477 Dth.
Maximum Daily Injection Quantity ("MDIQ"): 209,980 Dth per Day.
Maximum Daily Withdrawal Quantity ("MDWQ"): 637,144 Dth per Day.

All storage entitlements as stated herein ("MAC", "MDIQ", and "MDWQ") are based on an Average Thermal Content of Gas in Storage of 1,000 Btu per cubic foot. The Available Daily Injection Quantity ("ADIQ"), Available

Exhibit 10.1

Daily Withdrawal Quantity ("ADWQ"), and storage entitlements shall be subject to the General Terms and Conditions of the Tariff and stated on Transporter's Electronic Bulletin Board.

9.	Negotiated Rate: Yes _____ No X

10.	Term of No-Notice Storage and Transportation Service:
Beginning: October 1, 2001     Ending:    March 31, 2016

11.	Notices, Statements, and Bills:

To Shipper:
Invoices:
Public Service Company of Colorado
1800 Larimer Street, Suite 1200
Denver, CO 80202-4256
Attn: Manager, Commercial Accounting

All Notices:
Public Service Company of Colorado
1800 Larimer Street, Suite 1000
Denver, CO 80202-4256
Attn: Curt Dallinger

To Transporter:
See “Points of Contact” in the Tariff.

12.
Effect on prior Agreement: When this Agreement becomes effective, it shall amend and restate the following agreement between the Parties: The No-Notice Storage and Transportation Delivery Service Agreement between Transporter and Shipper dated September 1, 2011, and referred to as Transporter's Agreement No. 31050000F.

13.	Municipality Limited Liability: N/A.

14.	Application of Tariff Provision: N/A.

15.	Incorporation by Reference: This Agreement in all respects shall be subject to the provisions of the Tariff (as it may be amended pursuant to Section 14 of the Agreement.)

Exhibit 10.1

IN WITNESS WHEREOF, the Parties have executed this Agreement. This Agreement may be executed by electronic means and an electronic signature shall be treated in all respects as having the same effect as a handwritten signature.

Transporter:	Shipper:
COLORADO INTERSTATE GAS COMPANY, L.L.C.	PUBLIC SERVICE COMPANY OF COLORADO

By: /s/ THOMAS L. PRICE	By: /s/ CURTIS C DALLINGER
Name: Thomas L. Price	Name: Curtis C Dallinger
Title: Vice President	Title: Director Gas Resource Planning Xcel Energy Services Inc. Authorized Agent for Public Service Company of Colorado

Accepted and agreed to this	Accepted and agreed to this
13 day of March, 2012.	28 day of March, 2012.

Exhibit 10.1

Agreement No. 31050000G
Exhibit A
to
Amended and Restated No‑Notice Transportation Service Agreement
Rate Schedule NNT‑1
between
Colorado Interstate Gas Company, L.L.C.
and
Public Service Company of Colorado, a Colorado corporation
(Shipper)

Dated: October 1, 2001, amended and restated as of: May 1, 2012

1.	Shipper's Maximum Delivery Quantity ("MDQ"): (See ¶8)

2.	Shipper's Maximum Available Capacity ("MAC"): (See ¶8)

3.	Shipper's Maximum Daily Injection Quantity ("MDIQ"): (See ¶8)

4.	Shipper's Maximum Daily Withdrawal Quantity ("MDWQ"): (See ¶8)

Primary Point(s) of Delivery (Note 1)	Effective Dates	Primary Point(s) of Delivery Quantity (Dth per Day) (Note A)	Minimum Delivery Pressure p.s.i.g. (Note 3)	Maximum Delivery Pressure p.s.i.g. (Note 3)
Brush Group (BRS) (Note 6a)	(See ¶8)	4,000
East Denver Group (EDE) (Note 6a)	(See ¶8)	581,029
First Creek (FSC) (Note 6b)	(See ¶8)	—	Transporter's Line Pressure	920
Ft. Lupton (FTL) (Note 6a)	(See ¶8)	—	750	822
Greeley Group (GRE) (Note 6b)	(See ¶8)	—
Pueblo Group (PUE) (Note 6a)	(See ¶8)	52,115
Total		637,144

Exhibit 10.1

Exhibit A (cont.)
Secondary Point(s) of Delivery (Note 1)	Effective Dates	Secondary Point(s) of Delivery Quantity (Dth per Day) (Note 2)	Minimum Delivery Pressure p.s.i.g. (Note 3)	Maximum Delivery Pressure p.s.i.g. (Note 3)
Aristocrat High (ASH) J92244 (Note 6e)	(See ¶8)		Transporter's Line Pressure	1,440
Aristocrat Low (AST) J92244 (Note 6c)	(See ¶8)		Transporter's Line Pressure	850
Beaver Creek Lateral (BCL) J92149 (Note 6c)	(See ¶8)	151,000	500	1,000
Blue Spruce (BLU) J92088 (Note 6c)	(See ¶8)		Transporter's Line Pressure	920
Corral Gulch (CRG) K91802 (Note 6d)	(See ¶8)		700	1,000
Fort Lupton High (FLH) J92055 (Note 6e)	(See ¶8)		Transporter's Line Pressure	1,440
Hudson High (HUD) J92106 (Note 6e)	(See ¶8)		Transporter's Line Pressure	1,440
Hudson Low Pressure (HSN) J92106 (Note 6c)	(See ¶8)		550	1,440
Little Horse (LTH) K91778 (Note 6d)	(See ¶8)		700	1,000
Lodgepole (LPM) J91989 (Note 6d)	(See ¶8)		753	850
Midway Public Service (MWP) (Note 6c)	(See ¶8)		165	614
Midway PSCo High (MPH) (Note 6e)	(See ¶8)		490	1,440
Ponderosa (PON) J96046 (Note 6d)	(See ¶8)		920	Transporter's Line Pressure
Rifle (RIF) J92291 (Note 6d)	(See ¶8)		750	1,116
Skyline (SKL) J91807 (Note 6c)	(See ¶8)		550	822
St. Vrain (STV) J92191 (Note 6e)	(See ¶8)		Transporter's Line Pressure	1,440

NOTES:
(A)Attached below is a table entitled “Primary Points of Delivery” that details the individual Primary Point(s) of Delivery, Points of Delivery Quantity, and delivery pressures. Shipper shall have the right to take Delivery of quantities up to the group aggregate limit listed above at any point within the group subject to the lesser of the Primary Point of Delivery Quantity or the meter capacity.

Exhibit 10.1

Primary Point(s) of Delivery

Primary Point(s) of Delivery (Note 1)	Effective Dates	Primary Point(s) of Delivery Quantity (Dth per Day) (Note 2)	Minimum Delivery Pressure p.s.i.g. (Note 3)	Maximum Delivery Pressure p.s.i.g. (Note 3)
Ft. Lupton (FTL)	(See ¶8)	68,280	750	822
EAST DENVER GROUP DRN: 2167
Arapahoe Hills	(See ¶8)	156	Transporter's Line Pressure	Transporter's Line Pressure
East Denver (EDE) J91077	(See ¶8)	482,040	250	285
East Quincy (EDE) J91081	(See ¶8)	48,464	280	720
Grimm (EDE) J91078	(See ¶8)	360	200	400
Harvest Mile (EDE) J92202	(See ¶8)	2,700	285	820
Hidden Village (EDE)	(See ¶8)	521	Transporter's Line Pressure	820
Inspiration Point (EDE) J91079	(See ¶8)	106	(Note 4)	820
Mesa (EDE) J91107	(See ¶8)	403,000	275	740
Schaeffer Weeks (EDE) J91080	(See ¶8)	2,948	200	740
Second Creek (EDE) J91827	(See ¶8)	1,424	400	822
Smokey Hill (EDE) J92037 DRN: 283184	(See ¶8)	10,558	(Note 4)	820
Whispering Pines (EDE) J91777	(See ¶8)	270,805	(Note 5)	650
GREELEY GROUP DRN:2771
Ault (GRE) J91110	(See ¶8)	91,400	550	850
Greeley (GRE) J91109	(See ¶8)	75,500	550	850
Norfolk	(See ¶8)	10,750	460	850

Exhibit 10.1

Exhibit A (cont.)
Primary Point(s) of Delivery (Note 1)	Effective Dates	Primary Point(s) of Delivery Quantity (Dth per Day) (Note 2)	Minimum Delivery Pressure p.s.i.g. (Note 3)	Maximum Delivery Pressure p.s.i.g (Note 3)
PUEBLO GROUP DRN: 41449:
Air Base (PUE) J91088	(See ¶8)	1,559	100	100
B.F. Goodrich (PUE) DRN: 134584 & MS#J91689	(See ¶8)	159	100	337
Colorado Fire Clay Co. (PUE)	(See ¶8)	256	Transporter's Line Pressure	659
Comanche Power Plant (CPP) J91700	(See ¶8)	15,000	200	400
Dave Fountain Tap (PUE)	(See ¶8)	64	Transporter's Line Pressure	Transporter's Line Pressure
Devine (Avondale-Boone) (PUE) J91089	(See ¶8)	962	150	150
Hendrick Tap (PUE)	(See ¶8)	90	Transporter's Line Pressure	Transporter's Line Pressure
Pinon (PUE)	(See ¶8)	39	Transporter's Line Pressure	614
Pueblo County Poor Farm (PUE) J91090	(See ¶8)	1,689	150	150
Pueblo North (PUE) J91086	(See ¶8)	21,310	150	150
Pueblo South (PUE) J91087	(See ¶8)	43,790	225	225
Pueblo West (PUE) J91091	(See ¶8)	14,400	285	285
Pueblo West Reserve (PUE) J92026	(See ¶8)	480	285	285
Vineland (PUE) J91092	(See ¶8)	650	50	50
Welton Ditch Company Tap	(See ¶8)	127	Transporter's Line Pressure	Transporter's Line Pressure
BRUSH GROUP DRN: 41446:
Brush (BRS) J91082	(See ¶8)	4,741	125	125
Fort Morgan Country Club (BRS) J91083	(See ¶8)	272	150	150
Wauketa (Log Lane) J91084	(See ¶8)	1,361	90	90
Wiggins/Roundup (BRS) J91112	(See ¶8)	36,131	600	1,000
Brush Grp Hiline Tap including:		1,358
3T Cattle Company	(See ¶8)		Transporter's Line Pressure	825
Front Range Airport	(See ¶8)		Transporter's Line Pressure	1,000
Tom Cooper	(See ¶8)		Transporter's Line Pressure	825
John Yager Tap	(See ¶8)		Transporter's Line Pressure	1,050

NOTES:

(1)    Point(s) of Delivery eligible for service are referenced in Section 30 of the General Terms and Conditions of the Tariff.

(2)    The sum of the Delivery Quantities at Point(s) of Delivery shall not be greater than Shipper's MDQ.

(3)    Pressure conditions shall be in accordance with Section 5.4 of the General Terms and Conditions of the Tariff.

(4)    Maximum pressure is line pressure not less than 350 p.s.i.g. in November, December, January, and February; not less than 325 p.s.i.g. in September, October, March, and April; and not less than 260 p.s.i.g. in May, June, July, and August.

(5)    Not less than 325 p.s.i.g. in March - October, not less than 400 p.s.i.g. in November - February except during peak day operations (expected ambient temperatures of less than -5 Degrees Fahrenheit) when 500 p.s.i.g. can be supported for periods

Exhibit 10.1

up to 3 consecutive 24 hour periods when requested by phone or electronic mail with 12 hours notice to Transporter of need and the availability of peak day storage deliverability.

(6)    Subject to Section 30 of the tariff, the location service descriptions are:
a.Primary NNT Balancing Point with entitlement. Hourly service with peak hour transfer. (Section 30.1)
b.Primary NNT Balancing Point without entitlement. Hourly service with peak hour transfer. (Section 30.2)
c.Secondary NNT Balancing Point-. Hourly service with peak hour transfer. (Section 30.4)
d.Secondary NNT Balancing Point. Daily balancing only with no hourly service. (Section 30.3)
e.Secondary NNT Balancing Point. Hourly NNT service with peak hour transfer based on high pressure HEEN option. (Section 30.4(a))

Exhibit 10.1

Agreement No. 31050000G
Exhibit B
to
Amended and Restated No‑Notice Transportation Service Agreement
Rate Schedule NNT‑1
between
Colorado Interstate Gas Company, L.L.C.
and
Public Service Company of Colorado, a Colorado corporation
(Shipper)

Dated: October 1, 2001, amended and restated as of: May 1, 2012

	Quantity Injection/Withdrawal Rate	Fuel Reimbursement	Surcharges
Storage Injection…………………..............................	(Note 1)	(Note 2)	(Note 3)

Primary Point(s) of Delivery (Note 4)	R1 Reservation Rate	Quantity Delivery Rate	Effective Dates	Surcharges
As listed on Exhibit A	(Note 1)	(Note 1)	(See ¶8)	(Note 3)

NOTES:

(1)
Unless otherwise agreed by the Parties in writing, the rates for service shall be Transporter's maximum rates for service under Rate Schedule NNT‑1 or other superseding Rate Schedule, as such rates may be changed from time to time.

(2)
Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in The Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties. Quantities scheduled by Transporter from/to Primary and/or Secondary or Segmented Point(s) on any off-system capacity held by Transporter shall be subject to Transporter's Third Party Charges as described on Transporter's EBB and/or pursuant to Section 4.3 of the General Terms and Conditions of the Tariff.

(3)	Applicable Surcharges:

All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

Gas Quality Control Surcharge:
The Gas Quality Control Reservation Rate and commodity rate shall be assessed pursuant to Section 17.4 of the General Terms and Conditions set forth in the Tariff.

ACA:
The ACA Surcharge shall be assessed pursuant to Section 17.2 of the General Terms and Conditions as set forth in The Tariff.

(4)	Point(s) of Delivery eligible for service are described in Section 30 of the General Terms and Conditions of the Tariff and posted on Transporter's Electronic Bulletin Board.